THIRD AMENDMENT TO SECURITIES PLEDGE AGREEMENT

        THIS THIRD AMENDMENT TO SECURITIES PLEDGE AGREEMENT (“Amendment”) is made effective this 31st day of January, 2007 by and between LASALLE BUSINESS CREDIT, LLC, successor by merger to LaSalle Business Credit, Inc., as Agent (“Agent”) for LASALLE BANK MIDWEST NATIONAL ASSOCIATION (formerly known as Standard Federal Bank National Association) (“Lender”) and MTS MEDICATION TECHNOLOGIES, INC. (formerly known as Medical Technology Systems, Inc., the “Pledgor”).

BACKGROUND

A.	Agent, Pledgor and Lifeserve Technologies, Inc. (which has subsequently dissolved) previously entered into that certain Securities Pledge Agreement dated June 26, 2002 (as amended by that certain First Amendment to Securities Pledge Agreement dated July 8, 2003, that certain Second Amendment to Securities Pledge Agreement dated February 22, 2006 and as the same may be further amended from time to time, the “Pledge Agreement”).

B.	Agent and Pledgor desire to amend the Pledge Agreement in accordance with the terms and conditions set forth herein.

C.	Capitalized terms used herein and not otherwise defined shall have the meanings provided for such terms in the Pledge Agreement.

        NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Confirmation of Background. Pledgor does hereby ratify, confirm and acknowledge that the statements contained in the foregoing Background are true, accurate and complete in all respects and that the Pledge Agreement, as modified and amended hereby, is valid, binding and in full force and effect as of the date hereof and fully enforceable against Pledgor and its respective assets in accordance with the terms thereof.

2.	Pledged Shares. Schedule I of the Pledge Agreement is hereby deleted in its entirety, and replaced with Schedule A attached hereto.

3.	Ratification and Confirmation. As amended hereby, all of the terms and conditions of the Pledge Agreement, all documents in connection therewith and all liens, security interests, rights and remedies granted therein, remain in full force and effect and are hereby ratified, confirmed and continued as security for all obligations of Pledgor or to Agent and/or Lender.

4.	Binding Effect. This Amendment shall be binding upon the successors and assigns of Pledgor and shall inure to the benefit of the successors and assigns of Agent and Lender.

5.	Severability. The provisions of this Amendment are deemed to be severable and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

6.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws and decisions of the Commonwealth of Pennsylvania without regard to conflict of law principles. Unless otherwise defined herein, terms defined in Articles 8 and 9 of the Pennsylvania Uniform Commercial Code are used herein as therein defined. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be interpreted in such manner as to be ineffective or invalid under applicable law, such provisions shall be ineffective or invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

7.	Headings. The headings of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the day and year first above written.

MTS MEDICATION TECHNOLOGIES, INC. (formerly known as Medical Technology Systems, Inc.

By:	___________________________________
Name/Title:	___________________________________

LASALLE BUSINESS CREDIT, LLC, successor by merger to LaSalle Business Credit, Inc., as Agent for LaSalle Bank Midwest National Association, formerly known as Standard Federal Bank National Association

By:	___________________________________
Name/Title:	___________________________________

Schedule A

Description of Pledged Shares

Certificate No.	No. shares	Issuer	Record Owner

1	100 shares	MTS Packaging Systems, Inc.	MTS Medication Technologies, Inc.

1	65 shares	MTS Medication Technologies Limited (formerly known as MTS Packaging Systems International Ltd.)	MTS Medication Technologies, Inc.